EXHIBIT 99.2

# Grant Park Fund

## Class A, B, Legacy 2, Global 2 and Global 3 Units

**Monthly Performance Report • November 2011**



Consider your alternatives. **Invest smarter.**®

GRANT PARK FUND®

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
626 W. Jackson, Suite 600
Chicago, IL 60661

## Market Commentary: November 2011

**Currencies:** The U.S. dollar posted its second biggest monthly gain of 2011 as investor demand for safe-haven assets surged. In the Eurozone, the combination of inaction by European officials, sovereign debt downgrades, and the resignation of Italy's prime minister all led to sharp declines in the euro against major currencies. Pessimism about the global economy and a sharp drop in the commodities markets led to a near 6% and 8% decline of the Australian and New Zealand dollars respectively.

**Energy:** Crude oil markets rallied over 6% as a bullish unemployment report early in the month supported optimistic demand forecasts. Speculation that Russian oil exports may decline also helped propel the crude oil markets higher. Natural gas markets declined steadily due to increased domestic inventories and mild temperatures across the U.S.

**Equities:** Global equity markets tumbled in November as investors reduced risk in their portfolios. In Europe, safe-haven demand was supported by beliefs elevated borrowing costs in Spain and Italy would hinder the Eurozone's economic recovery. U.S. stocks were under pressure due to a downward revision of the nation's year-to-date Gross Domestic Product data and underwhelming weekly employment estimates.

**Fixed Income:** U.S. Treasury markets posted solid gains as increased risk-aversion and weak demand for European sovereign debt drove investors towards the safer U.S. debt markets. German bunds fell as investors liquidated positions to diversify exposures away from the European markets.

**Grains/Foods:** Grains prices generally declined after reports predicted record-high production for upcoming harvests. Fears of the Eurozone financial crisis affecting international demand for U.S. grains added to declines. Sugar prices experienced a near 10% drop due to reports which predicted ongoing strong sugar production from Brazil and Southeast Asia.

**Metals:** Fears surrounding the ongoing plight of the Eurozone financial system led to heavy liquidations in the base metals markets and drove prices lower. Base metals markets also fell in response to weak economic data in the U.S. including, pessimistic housing data and depressed consumer confidence figures.

### A Units (Closed to New Investment)

| 2000 | 2001 | 2002 | 2003 | 2004 | 2005 |
|---|---|---|---|---|---|
| 11.0% | 7.0% | 15.3% | 20.0% | -7.6% | -3.4% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2006 | 3.5% | -3.3% | 4.1% | 9.5% | -0.8% | -2.9% | -3.7% | 2.2% | -1.1% | -0.6% | 3.6% | -0.9% | 9.1% |
| 2007 | 1.3% | -4.2% | -4.6% | 5.2% | 4.6% | 4.2% | -3.7% | -3.7% | 8.8% | 5.2% | -0.7% | 0.6% | 12.6% |
| 2008 | 2.5% | 9.7% | -0.6% | -0.1% | 2.1% | 3.1% | -5.1% | -2.4% | 1.3% | 4.8% | 2.8% | 1.1% | 19.9% |
| 2009 | -0.9% | -0.8% | -3.3% | -1.7% | 1.6% | -3.4% | -1.3% | 1.1% | 1.2% | -2.6% | 4.2% | -3.6% | -9.2% |
| 2010 | -8.0% | 0.6% | 4.1% | 1.8% | -3.8% | -0.2% | -1.7% | 2.8% | 3.2% | 4.3% | -2.6% | 4.6% | 4.5% |
| 2011 | -0.5% | 2.3% | -2.5% | 3.8% | -6.9% | -3.8% | 3.0% | -1.8% | -1.6% | -4.5% | -0.6% | | -12.9% |

### B Units (Closed to New Investment)

| 2003 | 2004 | 2005 |
|---|---|---|
| 7.7% | -8.4% | -4.3% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2006 | 3.4% | -3.4% | 4.0% | 9.4% | -0.9% | -2.9% | -3.7% | 2.1% | -1.2% | -0.7% | 3.5% | -0.9% | 8.3% |
| 2007 | 1.2% | -4.3% | -4.6% | 5.2% | 4.5% | 4.1% | -3.8% | -3.8% | 8.7% | 5.2% | -0.7% | 0.6% | 11.8% |
| 2008 | 2.4% | 9.6% | -0.7% | -0.2% | 2.0% | 3.0% | -5.1% | -2.5% | 1.2% | 4.7% | 2.7% | 1.0% | 18.9% |
| 2009 | -1.0% | -0.9% | -3.3% | -1.8% | 1.6% | -3.5% | -1.3% | 1.1% | 1.1% | -2.6% | 4.2% | -3.6% | -9.9% |
| 2010 | -8.0% | 0.6% | 4.0% | 1.7% | -3.9% | -0.3% | -1.7% | 2.7% | 3.2% | 4.3% | -2.6% | 4.5% | 3.8% |
| 2011 | -0.6% | 2.2% | -2.5% | 3.7% | -7.0% | -3.8% | 3.0% | -1.9% | -1.7% | -4.6% | -0.6% | | -13.4% |

### Legacy 2 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2009 | | | | -1.6% | 1.6% | -3.1% | -1.1% | 1.3% | 1.2% | -2.4% | 4.0% | -3.2% | -3.6% |
| 2010 | -7.8% | 0.8% | 4.1% | 1.7% | -3.5% | -0.1% | -1.5% | 2.8% | 3.2% | 4.3% | -2.3% | 4.6% | 5.7% |
| 2011 | -0.4% | 2.3% | -2.2% | 3.8% | -6.6% | -3.7% | 3.2% | -1.7% | -1.6% | -4.4% | -0.4% | | -11.6 |

### Global 2 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2009 | | | | -0.3% | 2.0% | -3.2% | -1.3% | 1.1% | 1.1% | -3.2% | 3.6% | -4.2% | -4.6% |
| 2010 | -7.8% | 0.7% | 3.6% | 1.5% | -2.2% | 0.3% | -2.5% | 2.7% | 1.9% | 3.7% | -2.2% | 3.6% | 2.6% |
| 2011 | -0.8% | 2.0% | -1.9% | 2.9% | -6.5% | -3.4% | 3.1% | -1.3% | -1.4% | -4.0% | -0.4% | | -11.5% |

### Global 3 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2009 | | | | -0.4% | 1.8% | -3.5% | -1.4% | 0.9% | 1.0% | -3.4% | 3.5% | -4.4% | -6.0% |
| 2010 | -8.0% | 0.5% | 3.4% | 1.3% | -2.4% | 0.1% | -2.7% | 2.5% | 1.8% | 3.5% | -2.3% | 3.4% | 0.7% |
| 2011 | -0.9% | 1.8% | -2.0% | 2.8% | -6.7% | -3.5% | 2.9% | -1.4% | -1.5% | -4.2% | -0.6% | | -13.0% |

## A, B and Legacy Units

### Trading Performance by Sector


8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
Grains/ Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
November
YTD

Performance reported is gross of fees and expenses.

### Monthly Exposure by Sector

| Grains/Foods | Currencies | Energy | Equity Indices | Fixed Income | Metals |
|---|---|---|---|---|---|
| 14% | 25% | 16% | 14% | 15% | 16% |

### Sector Positions at Month-End


12/10
01/11
02/11
03/11
04/11
05/11
06/11
07/11
08/11
09/11
10/11
11/11
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
Grains/Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

## Global Units

### Trading Performance by Sector


8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
Grains/ Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
November
YTD

Performance reported is gross of fees and expenses.

### Monthly Exposure by Sector

| Grains/Foods | Currencies | Energy | Equity Indices | Fixed Income | Metals |
|---|---|---|---|---|---|
| 12% | 25% | 16% | 18% | 14% | 15% |

### Sector Positions at Month-End


12/10
01/11
02/11
03/11
04/11
05/11
06/11
07/11
08/11
09/11
10/11
11/11
0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%
Grains/Foods
Currencies
Energy
Equity Indices
Fixed Income
Metals
L - Long Positions
S - Short Positions

## Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

## Grant Park Fund At-A-Glance

| Product | Legacy Units | Global Units | | A and B Units |
|---|---|---|---|---|
| Class | 2 | 2 | 3 | Closed to New Investment |
| Account Type | Fee-based | Fee-based | Commission-based | |
| Minimum Investment | $10,000 | $5,000 | $5,000 | |
| Retirement Account | $1,000 | $1,000 | $1,000 | |
| Trading Strategy | Traditional, systematic, medium- to long-term trend-trading philosophy employed by Grant Park for the past 20 years. | Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes. | | |
| Breakeven Level | 5.56% | 4.94% | 7.12% | |
| Redemptions | Monthly after 90 days | Monthly after 90 days | Monthly after 90 days | |
| Penalty | No | No | 1.5% on a declining scale 0.5% per quarter | |
| Sectors Traded | 6 | 6 | 6 | |
| Eligibility | Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth. | Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth. | | |

## Statistics

| Statistics Since Inception - Class A Units[1] January 1989 - November 2011 | |
|---|---|
| Total Fund Assets (A,B, Legacy, Global) | $825M |
| 12-Month Return | -8.9% |
| Average 12-Month Return | 18.0% |
| 36-Month Cumulative Return | -16.5% |
| 60-Month Cumulative Return | 10.5% |
| Compounded Annualized ROR | 13.1% |
| 3-Year Compounded Annualized ROR | -5.8% |
| 5-Year Compounded Annualized ROR | 2.0% |
| 10-Year Compounded Annualized ROR | 4.4% |
| Worst Drawdown (5/89 - 10/89) | -38.9% |
| Worst Drawdown Last 5 Years (12/08 – 10/11) | -17.4% |
| Average 1-month Gain | 6.5% |
| Average 1-month Loss | -4.4% |
| # of Winning Months | 144 |
| # of Losing Months | 131 |

| Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] October 2001 - September 2011 | | |
|---|---|---|
| ↑ ↓ | Moved in Opposite Directions | 43% 52 of 120 months |
| ↑ ↑ | Positive Results for Both | 35% 42 of 120 months |
| ↓ ↓ | Negative Results for Both | 22% 26 of 120 months |

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

## Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

**Average 12-Month Return**: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

**Compounded Annualized Rate of Return (ROR)**: This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

**Correlation**: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

**Drawdown**: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

**Net Asset Value per Unit**: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.